SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2004

COMPUCREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-25751	58-2236689
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA  30346

(Address of principal executive offices)

(770) 206-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events

All of the information furnished including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On December 15, 2004, CompuCredit Corporation issued a press release announcing that it has signed a definitive agreement to purchase Wells Fargo Financial’s Consumer Auto Receivables business unit. The sale is expected to close in the first quarter of 2005 and is subject to certain financing and closing conditions. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                Financial Statements, Pro Forma Financial Information and Exhibits.

Ex. 99.1

Press release announcing the signing of a definitive agreement to purchase Wells Fargo Financial’s Consumer Auto Receivables business unit, issued by CompuCredit Corporation (the “Company”) on December 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION
	By:	/s/ J.Paul Whitehead, III
Name: J.Paul Whitehead, III
Title: Chief Financial Officer
Dated: December 15, 2004